UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 16, 2006

VALENTIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22987	94-3156660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

863A Mitten Rd., Burlingame, California		94010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (650) 697-1900

Check the appropriate box below if the Form 8-K filing is intended to be simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into A Material Definitive Agreement

On October 16, 2006, Valentis, Inc. (the “Company”) entered into a Technology Transfer Agreement (the “Transfer Agreement”) with Genetronics, Inc. (“Genetronics”). Pursuant to the Transfer Agreement, the Company (i) sold to Genetronics certain patents, trademarks and intellectual property rights relating to the Company’s PINC™ polymer delivery system, GeneSwitch® gene regulation technology, cationic lipids and gene expression technologies, (ii) sold to Genetronics the Company’s GeneSwitch® product inventory and (iii) sold and assigned to Genetronics a number of existing license agreements between the Company and certain third parties relating to the Company’s PINC™ polymer delivery system and GeneSwitch® gene regulation technology, for an aggregate purchase price of $860,000, consisting in part of Genetronics’ forgiveness of an outstanding debt owed by Valentis in the amount of $320,000 (the “Asset Sale”). In connection with the Asset Sale, Genetronics agreed to assume certain liabilities of the Company relating to the transferred assets, and Valentis and Genetronics agreed, as of October 16, 2006, to terminate in its entirety a license agreement between Valentis and Genetronics, dated November 14, 2001. Valentis and Genetronics completed the Asset Sale on October 16, 2006.

The foregoing descriptions of the Transfer Agreement and the Asset Sale do not purport to be complete and are qualified in their entirety by reference to the full text of the Transfer Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Transfer Agreement is not intended as a document for investors and the public to obtain factual information about the current state of affairs of the Company. Rather, investors and the public should look to other disclosures contained in the Company’s reports filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended.

Item 2.01   Completion of Acquisition or Disposition of Assets

See the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 2.01.

Item 8.01   Other Events

On October 17, 2006, the Company issued a press release announcing the signing of the Transfer Agreement and the completion of the Asset Sale. The Company filed the press release with the Commission on October 17, 2006 in accordance with the filing requirements of Rule 425 under the Securities Act of 1933, as amended.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description
2.1	Technology Transfer Agreement, dated as of October 16, 2006, by and between Valentis, Inc. and Genetronics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALENTIS, INC.

October 19, 2006	/s/ Benjamin F. McGraw, III
Benjamin F. McGraw, III, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Technology Transfer Agreement, dated as of October 16, 2006, by and between Valentis, Inc. and Genetronics, Inc.